NEITHER THIS CONVERTIBLE PROMISSORY NOTE PAYABLE (THE “NOTE”) NOR THE COMMON STOCK (THE “COMMON STOCK”) OF EMPIRE POST MEDIA, INC., A NEVADA CORPORATION(THE “COMPANY” OR ‘ISSUER’), ISSUABLE UPON CONVERSION OF THE FORMER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE AND THE COMMON STOCK ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE AND ANY COMMON STOCK OF THE SAME ISSUABLE UPON CONVERSION OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE PAYABLE

EMPIRE POST MEDIA, INC.

(A Nevada Corporation)

Principal Amount:	$305,000 USD	Issue Date:	August 11, 2019

		Maturity Date:	August 10, 2021
(Two (2) Years from Issue Date)

For value received, EMPIRE POST MEDIA, INC., a Nevada corporation (the “Company”), with principal offices at 2620 Regatta Drive, Suite 102, Las Vegas, Nevada 89128, hereby promises to pay in lawful money of the United States to SAEAN, INC., a Nevada corporation, or permitted registered assigns (“Registered Holder”), the principal amount set forth above (“Principal”), together with simple interest on the unpaid principal balance at a rate equal to five percent (5%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the “Issue Date” of this Note set forth above, until the principal amount and all interest accrued thereon are paid. Provided that this Note has not been earlier converted into the Common Stock of the Company pursuant to the terms and conditions of Section 2 below, the unpaid principal amount of this Note, together with any then unpaid accrued interest (collectively, the “Note Amount”), shall be due and payable by the Company on the Maturity Date or such earlier time as provided for in Section 2; provided, further, however, that notwithstanding the foregoing or the provisions of Section 2, the Note Amount shall be due and payable upon the occurrence of an Event of Default (as defined below).

This Note is executed and delivered by the Company pursuant to the definitive terms and conditions of the certain Convertible Promissory Note Purchase Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and among the Company, Registered Holder (e.g. referred to in the Purchase Agreement as the “Purchaser”), and certain other parties specified therein, dated as of the date above, and this Note is subject to the terms and conditions of the Purchase Agreement as well as any material additional terms and conditions as set forth in this Note.

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The following, together with the Purchase Agreement, is a statement of the rights of Registered Holder and the conditions to which this Note is subject, and to which Registered Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. The following definitions shall apply for all purposes of this Note:

(a) “Common Stock” means shares of the Common Stock of the Company authorized: 400,000,000 shares of Common Stock, Par Value $0.001 (“the “Common Stock”).

(b) “Conversion Price” means the price per share of Common Stock of the Company to paid by the Registered Holder or its assigns under this Note as set forth in the accompanying Purchase Agreement which is $0.03 per share of Common Stock. If the Company shall at any time effectuate a reverse split or forward split of the issued and outstanding Common Stock, the Conversion Price as set forth under shall not be proportionately increased or decreased. In short, the Conversion Price shall not be affected by a reverse or forward split of the Common Stock of the Company or any other corporate capital reorganization that may have a similar effect.

(c) “Maturity Date” means two (2) years from the date of the issuance of the Notes as defined in the Purchase Agreement.

(d) “Note” or “Notes” has the meaning assigned to such term in the recitals to the Purchase Agreement which shall also include the combined Initial Note and the Subsequent Note as defined in the Purchase Agreement and set forth the attached Schedule “A” to the same.

(e) “Note Amount” is the unpaid principal amount of this Note, together with any then unpaid accrued interest.

2. Conversion and the Termination of Rights.

(a) Conversion Right

The Registered Holder may at any time after the execution of this Agreement, the issuance of the Initial Note, and the issuance of the Subsequent Note convert the Note Amount due under the Notes, in whole or in part, into Common Stock of the Company at the Exercise Price set forth in subsection 2(b) below (the “Exercise Price”).

(b) Conversion Price

The Exercise Price is $0.03 per share of Common Stock of the Company (e.g. see “Notice of Conversion” attached hereto as Exhibit “D”). The Exercise Price shall not be affected by a reverse or forward split of the Common Stock of the Company, or any other corporate capital reorganization that may have a similar effect as set forth under section 3.3 below.

(c) Adjustments for Stok Splits and Combinations

If the Company shall at any time or from time to time effectuate a reverse or forward split or subdivision of the issued and outstanding Common Stock, the Exercise Price as set forth under subsection 2(b) above shall not be proportionately increased or decreased accordingly. In short, the Exercise Price shall not be affected by a reverse or forward split of the Common Stock of the Company or any other corporate capital reorganization that may have a similar effect.

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(d) Converted Common Stock – Restrictive Resale Legend

The Registered Holder acknowledges that upon conversion subject to this subsection, that each stock certificate representing the Common Stock of the Company (unless registered pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended after the execution of this Note), shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

(e) Fractional Shares

The Company shall not issue fractional shares of Common Stock, or scrip representing fractions of such shares, pursuant to any conversion of the Note Amount by the Registered Holder or its assigns under the terms and conditions of the Purchase Agreement or this Note. Instead, the Company shall round up or down to the nearest whole share of Common Stock.

(f) Taxes on Conversion

The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of the Notes pursuant to this subsection at the election of the Registered Holder. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name such as an assignee.

(g) Restrictions on Resale

The Notes, and the Common Stock of the Company underling any potential future conversions, have not been registered under the Securities Act of 1933, as amended, (the “Act”) upon the execution of this Agreement. As such, the Note will be issued under the transactional exemption from the registration provisions of the Act pursuant to section 4(a)(2) of the Act. This Note and the Common Stock of the Company issuable upon the conversion thereof may only be sold pursuant to registration under, an appropriate securities or transactional exemption from the Act., or the safe harbor provided for by Rule 144 as promulgated under the Act.

(h) Prepayment of Notes by Company – Registered Holder Option to Convert

The Company may opt to pay back all or part of the Principal and Interest due to the Registered Holder under this Note (“Repayment of Note”). The Company must provide the Registered Holder with seven (7) days written notice of its intent to effectuate a Repayment of the Note Amount (the “Repayment Notice Period”). During this Repayment Notice Period, the Registered Holder may opt, in whole or in part, to convert such Note Amount requested to be satisfied and retired by repayment from the Company into the Common Stock of the Company as set forth in subsection 2 of this Note ((e.g. more specifically section 2 (a) above)).

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(i) Forced Conversion – Registration Rights

If the Common Stock to the Company closes at a market price of $0.50 per share or greater (e.g. even if the market price is increased due to a reverse split or forward split of the issued and outstanding Common Stock of the Company as conducted by the Company) for twenty (20) consecutive trading days, the Company may force the Registered Holder to convert all or part of the Note Amount due under the Note (or notes) into the Common Stock of the Company upon receipt of written notice from the Company to the Registered Holder (“Forced Conversion”).

Upon the Registered Holder’s receipt of the written notice of the Forced Conversion, the Company shall, at the Registered Holder’s written request, provide the Registered Holder “Registration Rights” which shall require the Company within sixty (60) days to file a Form S-1 Registration under the Act with the SEC registering the Common Stock issued to the Registered Holder or its assigns as a “Selling Shareholder”.

(j) Maturity Date of Note

Provided that this Note has not previously been converted in full pursuant to Section 2 of this Note, any remaining Note Amount shall be due and payable by the Company on the Maturity Date.

(k) Termination of Rights

All rights with respect to this Note shall terminate upon the issuance of the Common Stock of the Company to Registered Holder upon full conversion of the Note Amount, whether or not this Note has been surrendered and whether or not all stock purchase, investors’ rights, co-sale, voting or other agreements have been executed and delivered by Registered Holder to the Company. Notwithstanding the foregoing, the Registered Holder agrees to surrender this Note to the Company for cancellation as soon as is possible following full conversion of the Note Amount into the Common Stock of the Company as set forth under terms and conditions of subsection 2 of this Note.

3. Issuance of Common Stock - Conversion of Note.

Subject to Section 2, as soon as practicable after conversion of the Note Amount, the Company at its expense will cause to be issued in the name of and delivered to Registered Holder or its assigns, a stock certificate or stock certificates and/or additional instruments for the Common Stock of the Company to which Registered Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable United States and state and federal securities laws in the reasonable opinion of legal counsel of the Company, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and Registered Holder). No fractional shares will be issued upon conversion of this Note

4. No Rights as Stockholder. This Note does not entitle Registered Holder to any voting rights or other rights as a stockholder of the Company, unless and until (and only to the extent that) this Note is actually converted into Common Stock of the Company in accordance with its terms of the Purchase Agreement and this Note. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of Registered Holder, shall cause Registered Holder to be a stockholder of the Company for any purpose.

5. Default.

(a) An “Event of Default” will be deemed to have occurred upon any of the following events:

(i) the Company’s failure to pay to Registered Holder any amount of principal or interest when and as due under this Note, upon receipt of written notice of such failure from Registered Holder;

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(ii) a receiver is appointed for any material part of the Company’s property, the Company makes a general assignment for the benefit of creditors, the Company voluntarily initiates an action under the U.S. Bankruptcy Code as a debtor, or the Company is involuntarily made the subject (as a debtor or alleged debtor) of an action under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts, which involuntary action is not terminated or otherwise disposed of without a judgment against the Company within thirty (30) days of its initiation; or

(iii) the Company breaches any material representation, warranty, covenant or other term or condition of this Note or the Purchase Agreement, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least fifteen (15) calendar days.

(b) From and after the occurrence of an Event of Default, the Note Amount shall bear simple interest at a rate equal to twenty percent (20%) per annum, until the Note Amount shall have been paid in full. Upon the occurrence of any Event of Default, Registered Holder may, at such Registered Holder’s sole option, declare all or any portion of the Note Amount due and payable in full; provided, that in the event of an Event of Default under Section 5.1(b) above, the Note Amount and all other sums payable hereunder shall become and be immediately due and payable in full without any action on the part of Registered Holder.

6. Prepayment of Principal and Interest. The Company may opt to pay back all or part of the Note Amount to the Registered Holder under the Notes (“Repayment of Notes”). The Company must provide the Registered Holder with seven (7) days written notice of its intent to effectuate a Repayment of the Notes (the “Repayment Notice Period”). During this Repayment Notice Period, the Registered Holder may opt, in whole or in part, to convert such amount requested to be satisfied and retired by repayment from the Company into the Common Stock of the Company as set forth in this Note and the Purchase Agreement.

7. Waivers No failure or delay on the part of Registered Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. To the maximum extent permitted by law, the Company and all endorsers of this Note hereby waive demand, notice, presentment, protest, notice of dishonor, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

8. Transfer or Assignment. This Note, any Common Stock of the Company issued upon conversion of its conversion by the Registered Holder, may be offered, sold, assigned or transferred by Registered Holder without the consent of the Company, subject only to applicable securities laws. The rights and obligations of the Company and Registered Holder under this Note and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

9. Representations and Warranties of the Company. The Company hereby represents and warrants to Registered Holder as follows:

(a) The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; and (c) has the corporate power and authority to execute, deliver and perform its obligations under this Note.

(b) The execution, delivery and performance by the Company of this Note (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Company’s Certificate of Incorporation or the Bylaws; and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any contractual obligation or the judgment, injunction, writ, award, decree or order of any nature of any governmental authority against, or binding upon, the Company, in each case in this clause (c), individually or in the aggregate, as would have a material adverse effect on the Company.

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10. Representations and Warranties of Registered Holder. Registered Holder hereby represents and warrants to the Company as follows:

(a) This Note and the Common Stock of the Company issuable upon conversion thereof are being or will be acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of Registered Holder at all times to sell or otherwise dispose of all or any part of such securities under an effective registration statement under the Act, or under an exemption from such registration available under the Act. If Registered Holder should in the future decide to dispose of any of such securities, Registered Holder understands and agrees that it may do so only in compliance with the Act and applicable state securities laws, as then in effect.

(b) Registered Holder understands that this Note and the Common Stock of the Company issuable upon conversion thereof will not be registered at the time of their issuance under the Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Act and that the reliance of the Company on such exemption is predicated in part on Registered Holder’s representations set forth herein. Registered Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of its investment. Registered Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain additional information to such Registered Holder’s satisfaction.

(c) Registered Holder is an “Accredited Investor” as that term is defined by Rule 501 of Regulation D promulgated under the Act. The Registered Holder is also an Affiliate of the Company and is required to file beneficial ownership forms with the SEC pursuant to section 16(a) of the Exchange Act.

11. Payment of Collection, Enforcement, and other Costs. If: (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or Registered Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by Registered Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including but not limited to reasonable attorney’s fees and disbursements.

12. Reservation of Common Stock Issuance upon Potential Conversion. The Company hereby covenants that while the Notes to be held by the Purchaser (e.g. the Initial Note and the Subsequent Note) remain outstanding, the Company shall reserve a sufficient number of shares of its authorized but unissued common stock for issuance upon conversion of the Notes pursuant to the terms and conditions of this Agreement and the Notes. All Common Stock of the Company issued to the Purchaser or its assigns pursuant to the exercise of conversion of the Notes (e.g. which are the subject of this Agreement) shall be contemporaneously approved for issuance to the Purchaser by the Board of Director of the Company as fully paid and non-assessable.

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13. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Nevada, excluding that body of law applicable to conflicts of laws.

14. Notices. Any and all notices required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivered in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by printed confirmation sheet verifying successful transmission of the facsimile; (iii) at the time of transmission by electronic mail, with confirmation of receipt; (iv) one business day after deposit with an express overnight courier for United States deliveries, or two business days after deposit with an international express air courier for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three business days after deposit in the United. States mail by certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

(a) if to the Company:

EMPIRE POST MEDIA, INC.	Copy Notice:	The Law Officer of Byron Thomas, Esq.
2620 Regatta Drive, Suite 102		2620 Regatta Drive, Suite 102
Las Vegas, Nevada 89128		Las Vegas, Nevada 89128
Email: IanCRG@gmail.com		Email: byronthomas@gmail.com
Telephone: (702) 628-0211		Telephone: (702) 553-7103
Attention: Ian N. Dixon

(b) if to the Registered Holder:

SAEAN, INC.	Copy Notice:	James Kwon, Attorneys at law
7055 West Laredo Street		5808 Spring Mountain Road
Las Vegas Nevada 89117		Las Vegas, Nevada 89146
Attention: Jung Yong Lee		Email: jkwon@jwklawfirm.com
Telephone: (702) 515-1200

Copy Notice:	Sang-Chul, Kim
Trade Tower #1004
511 Yeongdong-daero, Samseong-dong
Gangnam-gu, Seoul, Korea 06164
Email: sck@sck@eyplaw.com
Telephone: 82-10-3199-6219

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

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15. Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note waived (either generally or in a particular instance and either retroactively or prospectively), including without limitation an amendment to extend the Maturity Date, by Registered Holder and the Company. Any amendment or waiver effected in accordance with this section shall be binding upon any future Registered Holder of this Note, regardless of whether or not such person consents thereto.

16. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note Payable to be signed in its name as of the date first written above upon receipt of the “Principal Amount” from the Registered Holder.

BY THE “COMPANY”:	EMPIRE POST MEDIA, INC.

/s/ Ian N. Dixon
Ian N. Dixon, President

EMPIRE POST MEDIA, INC.

/s/ William Sawyer
William Sawyer, CEO and Sole Director

ACCEPTED:

BY THE “REGISTERED HOLDER”: SAEAN, INC.

/s/ Jung Yon Lee
Jung Yong Lee, President and Chairman

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NOTICE OF CONVERSION

EMPIRE POST MEDIA, INC.

(A Nevada Corporation)

The undersigned hereby irrevocably elects to convert $ _________________ of the “Note Amount” as defined in the Convertible Promissory Note Payable (e.g. the “Note” or “Notes”) due to the Registered Holder into_________________ shares of Common Stock (“Shares”) of Empire Post Media, Inc. (e.g. Exercise Price - $0.03 per share of Common Stock of the Company) according to the conditions set forth in such Notes, as of the date written below. If Shares are to be issued in the name of an assignee other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto. 1

Date of Conversion: _____________________________________________________

Applicable Conversion Price: $0.03 per Share of EMPM Common Stock

Registered Holder: Saean, Inc., a Nevada corporation or assigns listed below.

Address: __________________________________________________________________________

SSN or EIN: ________________________________________________________________________

Tel: ______________________________

Fax: ______________________________

Email: _____________________________

Shares are to be registered in the following name of assignee (If applicable):

Name: ___________________________________________________________________________

Address: _________________________________________________________________________

SSN or EIN: _______________________________________________________________________

Tel: ______________________________

Fax: ______________________________

Email: _____________________________

Send Conversion Notice to:	Empire Post Media, Inc.
2620 Regatta Drive, Suite 102
Las Vegas, Nevada 89128

1 To be Executed by the Registered Holder or it’s assigned in order to Convert the Note. If assigned, Assignee must provide a notarized statement of transfer from the Registered Holder, proof of identity, and proof of SSN/EIN.

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